UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2011

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, Virginia 23219-0501

(Address of principal executive offices)

(804) 444-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting of Stockholders (the “Anual Meeting”) of MeadWestvaco Corporation (“MWV”) on April 18, 2011, MWV’s stockholders approved and amended and restated MeadWestvaco Corporation 2005 Performance Incentive Plan (the “Plan”). The Plan is filed as Exhibit 10.1 hereto (incorporated by reference to Annex A to MWV’s Proxy Statement, dated March 17, 2011 filed with the Securities and Exchange Commission) and the terms and descriptions of the Plan included in such Proxy Statement are incorporated into this Item 5.02 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders of MeadWestvaco Corporation was held on April 18, 2011.

(b) The directors named in the Proxy Statement were elected, by a majority of votes cast, to a one-year term expiring in 2012, with the following results:

	Number of Shares For	Number of Shares Against	Number of Shares Abstain	Broker Non-Votes
Michael E. Campbell	145,271,237	286,075	143,490	9,644,222
Dr. Thomas W. Cole, Jr.	139,355,924	6,183,487	161,391	9,644,222
James G. Kaiser	145,212,191	332,357	156,254	9,644,222
Richard B. Kelson	138,527,028	7,012,428	161,346	9,644,222
James M. Kilts	139,463,184	6,082,033	155,585	9,644,222
Susan J. Kropf	139,436,582	6,112,070	152,150	9,644,222
Douglas S. Luke	145,099,143	455,950	145,709	9,644,222
John A. Luke, Jr.	141,615,572	3,938,033	147,197	9,644,222
Robert C. McCormack	145,164,053	389,205	147,544	9,644,222
Timothy H. Powers	139,503,606	6,037,274	159,922	9,644,222
Jane L. Warner	145,262,842	298,427	139,533	9,644,222

The appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm was ratified by a majority of votes cast, with 154,040,358 shares in favor, 1,180,153 shares in opposition and 124,513 shares in abstention.

The proposal to approve an amendment and restatement of the MeadWestvaco Corporation 2005 Performance Incentive Plan was approved by a majority of votes cast, with 119,709,576 shares in favor, 25,737,940 shares in opposition and 253,286 shares in abstention. The broker no-vote was 9,644,222 shares.

The proposal to approve the advisory (non-binding) resolution relating to executive compensation was approved by a majority of votes cast, with 135,305,720 shares in favor, 10,053,661 shares in opposition and 341,421 shares in abstention. The broker no-vote was 9,644,222 shares.

The proposal on an advisory (non-binding) vote on the frequency of a stockholder advisory vote on executive compensation received the following votes:

1 year – 117,124,795 shares in favor (majority of votes cast)

2 years – 652,889 shares in favor

3 years – 27,581,183 shares in favor

Abstentions – 341,935 shares

Broker No-Vote – 9,644,222 shares

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	MeadWestvaco Corporation 2005 Performance Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

	By:	/s/ John J. Carrara
Date: April 21, 2011		John J. Carrara
Assistant Secretary

Exhibit Index

Exhibit Number	Description
10.1	MeadWestvaco Corporation 2005 Performance Incentive Plan, previously filed as Annex A to MWV’s definitive proxy statement on Schedule 14A filed on March 17, 2011 and incorporated herein by reference.